Exhibit 99.1

EXECUTIVE CHANGE OF CONTROL AGREEMENT

This Executive Change of Control Agreement (the “Agreement”), dated and effective as of January 1, 2004 (the “Effective Date”), is entered into by and between Relm Wireless Corporation, a Nevada corporation with its principal place of business in West Melbourne, Florida (the “Company”), and the Executive of the Company named on the signature page hereto (the “Executive”).

Preliminary Statements

The Board of Directors of the Company (the “Board”) has determined that it is in the best interest of the Company and its shareholders to assure itself of the continued availability of the services of the Executive, notwithstanding the possibility, threat or occurrence of a Change of Control (as defined below) of the Company.

In order to provide the Executive with enhanced financial security and sufficient encouragement to remain with the Company notwithstanding the possibility of a Change of Control, the Board believes that it is imperative to provide the Executive with certain severance benefits upon a Change of Control.

Agreement

In consideration of the foregoing premises and the respective covenants and agreements of the parties set forth below, and intending to be legally bound hereby, the parties agree as follows:

1.

Incentive for Continuous Employment. If prior to the last day of the 18th full calendar month following the date of a Change in Control (i) the Company terminates the Executive’s employment other than (A) for Cause (as herein defined), (B) because of the Executive’s disability (as defined under the Company’s disability policy) or death, or (ii) the Executive terminates his employment for Good Reason (as herein defined), then, within five business days after such termination (the “Payment Date”) the Executive shall be entitled to receive from the Company a cash payment in one lump sum equal to the Payment Percentage provided for on schedule 1 attached to this agreement, multiplied by the Executive’s Annual Base Salary, as set forth on Schedule 1 to this Agreement (the “Payment”). The Executive shall not be entitled to any Payment if the Executive terminates the Executive’s employment without Good Reason.

2.

Definitions. The following capitalized terms used in this Agreement shall, for purposes of this Agreement, have the meanings set forth below.

“Affiliate,” shall mean any person that, directly or indirectly, controls, is controlled by or is under common control with such person, and with respect to any natural person, includes the members of such person’s immediate family (spouse, children and parents, whether by blood, marriage or adoption, or anyone residing in such person’s home).

“Cause” shall mean the occurrence of one or more of the following: (i) Executive’s willful and continued failure to substantially perform Executive’s reasonably assigned duties with the Company (other than any such failure resulting from incapacity due to disability or from the assignment to Executive of duties that would constitute Good Reason), which failure continues for a period of at least thirty (30) days after written demand for substantial performance has been delivered by the Company to the Executive which specifically identifies the manner in which the Executive has failed to substantially perform his duties; (ii) Executive’s willful conduct which constitutes misconduct and is materially and demonstrably injurious to the Company; or (iii) Executive’s conviction of a felony which the Board reasonably believes has had or will have a material adverse effect on the Company’s business or reputation.

“Change of Control” shall mean (i) individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Securities Exchange Act of 1934) shall be considered as though such person were a member of the Incumbent Board; and either (ii) the approval by the shareholders of the Company of a reorganization, merger, consolidation or other form of corporate transaction or series of transactions (but not including a public offering of the Company’s common stock for the Company’s own account registered under the Securities Act of 1933), in each case, with respect to which persons who were shareholders of the Company immediately prior to such reorganization, merger, consolidation or other corporate transaction do not, immediately thereafter, own more than fifty percent (50%) of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated company’s then outstanding voting securities, or a liquidation or dissolution of the Company or the sale of all or substantially all of the assets of the Company (unless such reorganization, merger, consolidation or other corporate transaction, liquidation dissolution or sale is subsequently abandoned); or (iii) the acquisition by any person, entity or “group”, within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, of more than thirty percent (30%) of either the then outstanding shares of the Company’s common stock or the combined voting power of the Company’s then outstanding voting securities entitled to vote generally in the election of directors (hereinafter referred to as a “Controlling Interest”) excluding any acquisitions by (x) the Company or any of its subsidiaries, (y) any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its subsidiaries or (z) any person, entity or “group” that as of the Effective Date owns beneficially (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934) a Controlling Interest.

“Good Reason” shall mean (i) the assignment to Executive of duties that are significantly different from, and that result in a substantial diminution of, the duties that Executive has performed for the Company immediately prior to the Effective Date; (ii) the relocation of Executive to a location more than thirty (30) miles from his employment location at the Effective Time or the Company requiring the Executive to travel on Company business to a substantially greater extent than required immediately prior to the Effective Date; (iii) a material reduction in the Executive’s annual base salary as in effect immediately prior to such reduction, other than in connection with a general reduction in Company compensation levels and in amounts commensurate with the percentage reductions of other Company employees of comparable seniority and responsibility; or (iv) any purported termination of the Executive’s employment by the Company which is not effected for Cause or for which the grounds relied upon are not valid.

“Person,” shall mean any natural person or entity with legal status.

“Restricted Period” shall mean the period of time after termination of the Executive's employment with the Company identified on Schedule 1.

“Subsidiary”, shall mean any person (other than a natural person) controlled by the Company and for which the Company is required to report the financial results of on a consolidated basis in its financial statements filed with the Securities and Exchange Commission

3.

Restrictive Covenants. The Executive acknowledges that in order to assure the Company that it will retain the value of its business relationships, it is reasonable that the Executive be limited in utilizing trade secrets and other confidential information of the Company, Executive's special knowledge of the business of the Company and Executive's relationships with customers, suppliers and others having business relationships with the Company in any manner or for any purpose other than the advancement of the interests of the Company, as hereinafter provided. The Executive acknowledges that the Company would not enter into this Agreement and provide the benefits provided for herein without the covenants and agreements of the Executive set forth in this Section 3.

(a)

Confidentiality. The Executive acknowledges that in the course of the Executive's employment with the Company, Executive has had and is expected to continue to have extensive contact with persons with which the Company has business relationships (including customers and suppliers), and to have knowledge of and access to trade secrets and other proprietary and confidential information of the Company, including, without limitation, the identity of persons with whom the Company has business relationships, technical information, know-how, plans, specifications, and information relating to the financial condition, results of operations, employees, products and services, sources, leads or methods of obtaining new business, pricing formulae, methods or procedures, cost of supplies or services and marketing strategies of the Company or any other information relating to the Company that could reasonably be regarded as confidential or proprietary or which is not in the public domain (other than by reason of Executive's breach of the provisions of this section) (collectively, the “Confidential Information”), and that such information, even to the extent it may be developed or acquired by or through the efforts of the Executive, constitutes valuable, special and unique assets of the Company developed or acquired at great expense which are the exclusive property of the Company. Accordingly, the Executive shall not at any time, either during the time Executive is employed by the Company or thereafter, use or purport to authorize any person to use, reveal, report, publish, transfer or otherwise disclose to any person, any Confidential Information without the prior written consent of the Company, except for disclosures by the Executive required by applicable law (but only to the extent the Company is given a reasonable opportunity to object to such disclosure and protect the Confidential Information) to responsible officers of the Company and other responsible persons who are in a contractual or fiduciary relationship with the Company and who have a need for such information for purposes in the best interests of the Company. Without limiting the generality of the foregoing, the Executive shall not, directly or indirectly, disclose or otherwise make known to any person any information as to the Company’s employees and others providing services to the Company, including with respect to their abilities, compensation, benefits and other terms of employment or engagement. Upon the termination of the Executive’s employment with the Company, the Executive shall promptly deliver to the Company all files, correspondence, manuals, notes, notebooks, computer diskettes, tapes, reports and copies thereof, and all other materials relating to the Company’s business, including without limitation any materials incorporating Confidential Information, which are in the possession or control of the Executive.

(b)

Restriction on Competition. During the Executive's employment with the Company and thereafter during the Restricted Period, the Executive shall not, and shall not permit any persons subject to Executive's direction or control (including Executive's affiliates) to, directly or indirectly, whether alone or in association with others, as principal, officer, agent, consultant, employee, director or stockholder of any corporation, partnership, association or other entity, or through the investment of capital, lending of money or property, rendering of services or otherwise, engage in, influence, control, have an interest in or otherwise become actively involved with any business that competes with the Company or any of its affiliates. The Executive acknowledges that the business of the Company is national and international in scope, as its current and anticipated customers and suppliers are located throughout the United States and abroad, and that it is therefore reasonable that the restrictions set forth in this Section 3(b) not be limited to any specified geographic area.

(c)

Nonsolicitation. During the Executive's employment with the Company and thereafter during the Restricted Period, the Executive shall not, and shall not permit any persons subject to Executive's direction or control (including Executive's affiliates) to, directly or indirectly, on their own behalf or on behalf of any other person (except the Company or its affiliates), (i) call upon, accept business from, or solicit the business of any person who is, or who had been at any time during the preceding twelve months, a customer or supplier of the Company or any of its affiliates, (ii) otherwise divert or attempt to divert any business from the Company or any of its affiliates, (iii) interfere with the business relationships between the Company and any of its affiliates, on the one hand, and any of their respective customers, suppliers or others with whom they have business relationships, on the other hand, or (iv) recruit or otherwise solicit or induce, or enter into or participate in any plan or arrangement to cause, any person who is an employee of, or otherwise performing services for, the Company or any of its affiliates to terminate his or her employment or other relationship with the Company or such affiliate, or hire any person who has left the employ of the Company or an affiliate during the preceding twelve months.

(d)

Nondisparagement. The Executive shall not at any time, either during the time Executive is employed by the Company or thereafter, directly or indirectly, engage in any conduct or make any statement, whether in commercial or noncommercial speech, disparaging or criticizing in any way the Company or its affiliates, or any products or services offered by any of them, nor shall the Executive engage in any other conduct or make any other statement that could reasonably be expected to impair the goodwill of any of them, the reputation of any products of the Company or its affiliates or the marketing of such products, in each case except as may be required by law, and then only after consultation with the Company to the extent possible.

(e)

Exception. The ownership or control by the Executive or Executive's affiliates, as a passive investor, of up to two percent of the outstanding voting securities or securities of any class of a company with a class of securities registered under the Securities Exchange Act of 1934, as amended, shall not be deemed to be a violation of the provisions of this Section 3.

4.

Remedies. The Executive agrees that the restrictions set forth in Section 3, including the length of the Restricted Period, the geographic area covered and the scope of activities proscribed, are reasonable for the purposes of protecting the value of the business and goodwill of the Company. The Executive acknowledges that compliance with the restrictions set forth in Section 3 will not prevent Executive from earning a livelihood, and that in the event of a breach by the Executive of any of the provisions of Section 3, monetary damages would not provide an adequate remedy to the Company. Accordingly, the Executive agrees that, in addition to any other remedies available to the Company, the Company shall be entitled to seek injunctive and other equitable relief to secure the enforcement of these provisions, and shall be entitled to receive reimbursement from the Executive for attorneys’ fees and expenses incurred by it in enforcing these provisions. In addition to its other rights and remedies hereunder, the Company shall have the right to require the Executive to account for and pay over to it all compensation, profits, money, accruals and other benefits derived or received, directly or indirectly, by the Executive from any breach of the covenants of Section 3, and may set off any such amounts due it from the Executive against any amounts otherwise due Executive from the Company. If the Executive breaches any covenant set forth in Section 3, the running of the Restricted Period as to such covenant only shall be tolled for so long as such breach continues. It is the desire and intent of the parties that the provisions of Sections 3 and 4 be enforced in full; however, if any court of competent jurisdiction shall at any time determine that, but for the provisions of this paragraph, any part of this Agreement relating to the time period, scope of activities or geographic area of restrictions is invalid or unenforceable, the maximum time period, scope of activities or geographic area, as the case may be, shall be reduced to the maximum which such court deems enforceable with respect only to the jurisdiction in which such adjudication is made. If any other part of this Agreement is determined by such a court to be invalid or unenforceable, the invalid or unenforceable provisions shall be deemed amended (with respect only to the jurisdiction in which such adjudication is made) in such manner as to render them enforceable and to effectuate as nearly as possible the original intentions and agreement of the parties.

5.

Termination of this Agreement. This Agreement shall terminate on December 31, 2008, if a Change of Control has not occurred by such date; provided that the Company may extend this Agreement in its sole discretion by written notice to the Executive. For purposes of this Section 5 only (and not for purposes of determining whether the Payment has become payable), a Change of Control shall be deemed to have occurred if the Change of Control has occurred or if the material agreements pursuant to which the Change of Control is to occur have been executed and delivered by the parties to the Change of Control.

6.

No Alteration of Employment Terms or Status. Except as expressly provided in this Agreement, nothing herein shall alter in any way any of the terms of employment of the Executive, including without limitation the Executive's rights with respect to any stock options Executive may have been granted under the Company's 1997 Stock Option Plan. The Company and the Executive acknowledge that the Executive’s employment is and shall continue to be

“at-will”, as defined under applicable law. If the Executive’s employment is terminated for any reason, the Executive shall not be entitled to any payments, benefits, damages, awards or compensation other than as provided by this Agreement or as may otherwise be established under the Company’s existing employee benefit plans or policies at the time of termination.

7.

Miscellaneous.

(a)

Entire Agreement. This Agreement sets forth the entire understanding of the parties with respect to the subject matter hereof and merges and supersedes any prior or contemporaneous agreements (whether written or oral) between the parties pertaining thereto, including without limitation any prior agreements, arrangements, understandings or commitments of any nature whatsoever relating to severance payments or other compensation in connection with termination of Executive's employment.

(b)

Amendment. This Agreement may not be amended except by an instrument in writing signed by the parties hereto.

(c)

Waiver. No waiver by any party of any of its rights under this Agreement shall be effective unless in writing and signed by the party against which the same is sought to be enforced. No such waiver by any party of its rights under any provision of this Agreement shall constitute a waiver of such party’s rights under such provisions at any other time or a waiver of such party’s rights under any other provision of this Agreement. No failure by any party hereto to take any action against any breach of this Agreement or default by another party shall constitute a waiver of the former party’s right to enforce any provision of this Agreement or to take action against such breach or default or any subsequent breach or default by such other party.

(d)

Successors and Assigns. The Executive shall not have the right to assign Executive's rights or obligations hereunder. The Company shall not have the right to assign its rights or obligations under this Agreement without the prior written consent of the Executive, provided that this Agreement may be assigned by the Company without the consent of the Executive to another corporation under common control with the Company, and upon the sale of all or substantially all of the assets, business and goodwill of the Company to another company, or upon the merger or consolidation of the Company with another company, this Agreement may be assigned by the Company to the purchaser of such assets and shall inure to the benefit of, and be binding upon, both the Executive and the company purchasing such assets, business and goodwill, or surviving such merger or consolidation, as the case may be, in the same manner and to the same extent as though such other company were the Company. Subject to the foregoing, this Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their legal representatives, heirs, successors and permitted assigns. Except as otherwise specifically provided herein, the rights and obligations of the parties under this Agreement shall be unaffected by a change in control of the Company.

(e)

Additional Acts. The Executive and the Company shall execute, acknowledge and deliver and file, or cause to be executed, acknowledged and delivered and filed, any and all further instruments, agreements or documents as may be necessary or expedient in order to consummate the transactions provided for in this Agreement and do any and all further acts and things as may be necessary or expedient in order to carry out the purpose and intent of this Agreement.

(f)

Communications. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed to have been given at the time personally delivered, on the business day following the day such communication is sent by national overnight delivery service, on acknowledgment of receipt of a facsimile of such communication, or five days after being deposited in the United States mail enclosed in a registered or certified postage prepaid envelope, return receipt requested, and addressed to the recipient at the address set forth beneath the recipient's signature to this Agreement, or sent to such other address as a party may specify by notice to the other party; provided,

(g)

Severability. If any provision of this Agreement is held to be invalid or unenforceable by a court of competent jurisdiction, such invalidity or unenforceability shall not affect the validity and enforceability of the other provisions of this Agreement and the provision held to be invalid or unenforceable shall be enforced as nearly as possible according to its original terms and intent to eliminate such invalidity or unenforceability.

(h)

Withholding Taxes. The Company may withhold from amounts payable under this Agreement such federal, state and local taxes as are required to be withheld pursuant to any applicable law or regulation and the Company shall be authorized to take such action as may be necessary in the opinion of the Company’s counsel to satisfy all obligations for the payment of such taxes.

(i)

Governing Law. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Florida applicable to agreements made and to be performed entirely in such state, without regard to the conflict of laws principles of such state.

(j)

Confidentiality. The Executive shall not disclose the existence of this Agreement or any of the terms or conditions hereof to any person without the prior written consent of the Company, except for disclosures to such of Executive’s personal advisors or representatives who have a need to know such information in connection with the performance of their services to the Executive.

(k)

Headings. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of any provisions of this Agreement.

(l)

Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

(m)

Litigation; Prevailing Party. If any litigation is instituted regarding this Agreement, the prevailing party shall be entitled to receive from the non-prevailing party, and the non-prevailing party shall pay, all reasonable fees and expenses of counsel for the prevailing party.

(n)

Waiver of Jury Trial. Each party hereto knowingly, irrevocably and voluntarily waives its right to a trial by jury in any litigation which may arise under or involving this Agreement.

(o)

Venue; Jurisdiction. If any litigation is to be instituted regarding this Agreement, it shall be instituted in the state and federal courts located in Brevard County, Florida, and each party irrevocably consents and submits to the personal jurisdiction of such courts in any such litigation, and waives any objection to the laying of venue in such courts. Service of process in any such litigation shall be effective as to any party if given to such party by registered or certified mail, return receipt requested, or by any other means of mail that requires a signed receipt, postage prepaid, mailed to such party as provided in Section 7(g).

(p)

Remedies Cumulative. No remedy made available by any of the provisions of this Agreement is intended to be exclusive of any other remedy, and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity.

(q)

No Duty to Mitigate. The Executive shall not be required to mitigate the amount of any payment contemplated by this Agreement, nor shall any such payment be reduced by any earnings that the Executive may receive from any other source.

IN WITNESS WHEREOF, the parties hereto have each duly executed this Agreement as of the date set forth above.

RELM WIRELESS CORPORATION

By:

/s/ George N. Benjamin, III

George N. Benjamin, III

EXECUTIVE:

/s/ David P. Storey

David P. Storey

119 Aquarina Boulevard

Melbourne Beach, FL 32951

Schedule 1

Executive:

David P. Storey

Position/Title:

President and Chief Executive Officer

Annual Base Salary:

$250,000

Insurance:

Two-Year Continuation Of Benefits

Placement Service:

One (1) Year

Payment Percentage:

200%

Restricted Period:

One (1) Year